Exhibit 10.1

FIRST AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT, dated as of January 31, 2020 (this “Amendment”) is by and among ASBURY AUTOMOTIVE GROUP, INC., a Delaware corporation (“Company”), certain Subsidiaries of the Company party hereto as New Vehicle Borrowers (each a “New Vehicle Borrower” and collectively with the Used Vehicle Borrowers (defined below), the “Vehicle Borrowers”), certain Subsidiaries of the Company party hereto as Used Vehicle Borrowers (each a “Used Vehicle Borrower”, and collectively with the Company, the “Used Vehicle Borrowers”), the Guarantors party hereto, the Lenders party hereto (collectively, the “Consenting Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender and an L/C Issuer. The Vehicle Borrowers, including the Company in its capacity as Borrower under the Revolving Credit Facility, are referred to collectively as the “Borrowers” and individually as a “Borrower”.

W I TN E S S E T H:

WHEREAS, the Administrative Agent, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender, L/C Issuer, certain financial institutions from time to time party thereto as lenders and the Borrowers are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 25, 2019 (as otherwise amended, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement).

WHEREAS, the Company and the Borrowers have advised the Administrative Agent and the Lenders of their desire (a) to consummate the acquisition by the Company or one or more of its Subsidiaries of all or substantially all of the assets of the Respective Business (as defined in the Project Star Acquisition Agreement (as defined below) of the Project Star Sellers (as defined below), as contemplated by that certain Asset Purchase Agreement, dated as of December 11, 2019 (the “Project Star Acquisition Agreement” and, together with the documents, agreements, certificates and instruments executed in connection therewith, collectively, the “Project Star Acquisition Documents” and such acquisition, the “Project Star Acquisition”), by and among Asbury Automotive Group, L.L.C., JRA Dealership LP, a Texas limited partnership, Park Place Motorcars Fort Worth, Ltd., a Texas limited partnership, Park Place Motorcars, Ltd., a Texas limited partnership, Park Place RB, Ltd., a Texas limited partnership, PPDV Ltd., a Texas limited partnership, PPJ LLC, a Texas limited liability company, PPM Auction LP, a Texas limited partnership, PPMB Arlington LLC, a Texas limited liability company, PPP LP, a Texas limited partnership, PPCT LP, a Texas limited partnership, and Park Place LX of Texas, Ltd., a Texas limited partnership, Park Place Motorcars of Texas LLC (collectively, the “Project Star Sellers”), Park Place Motorcars Mid Cities, Ltd. and Kenneth L. Schnitzer, (b) for the Company or any of its Subsidiaries to incur certain Indebtedness, which may include Indebtedness incurred under (i) this Agreement, as amended by the First Amendment, (ii) the credit facility evidenced by that certain Credit Agreement dated on or about February 7, 2020 by and among the Company, certain of its Subsidiaries, the financial institutions party thereto and Bank of America, as administrative agent, providing for real estate loans secured by certain real property of the Company and/or its Subsidiaries, (iii) any senior or senior subordinated notes or other securities issued in a Rule 144A/Regulation S offering (the “Securities”), or (iv) a senior bridge facility among the Company, the lenders parties thereto and Bank of America, as administrative agent (such Indebtedness, the “Project Star Acquisition Indebtedness” and the documents, agreements, certificates and instruments executed in connection therewith, collectively, the “Project Star

Acquisition Indebtedness Documents”), the proceeds of which will be used to consummate the transactions contemplated by the Project Star Acquisition Documents.

WHEREAS, the Company and the Borrowers have requested (a) an increase in each of the Facilities, so that after giving effect to such increase, (i) the Aggregate Revolving Commitments will be $350,000,000, (ii) the Aggregate New Vehicle Floorplan Commitments will be of $1,350,000,000, and (iii) the Aggregate Used Vehicle Floorplan Commitments will be $200,000,000 (the increases described in clause (a) hereof are collectively referred to herein as the “Increase”), and (b) certain other amendments to the Credit Agreement, as more specifically set forth herein.

WHEREAS, the Consenting Lenders are willing to provide the Increase and the Administrative Agent, the Collateral Agent and the Consenting Lenders have agreed to such requests, subject to the terms and conditions of this Amendment.
WHEREAS, by this Amendment, the Administrative Agent, the Consenting Lenders, the Company and the Borrowers desire and intend to evidence the amendments set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1 - DEFINITIONS; AMENDMENTS
1.1    Definitions. As used in the Amendment, the following terms shall have the meanings set forth below:

“Commitment Increase Effective Date” has the meaning specified in Section 2.2.
“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of January 31, 2020 by and among the Company, the New Vehicle Borrowers, the Used Vehicle Borrowers, the Guarantors, the Lenders parties thereto and the Administrative Agent.
“First Amendment Effective Date” has the meaning specified in Section 2.1.

1.2	Amendments to Credit Agreement Effective on First Amendment Effective Date.

(a)    Section 1.01 of the Credit Agreement is hereby amended by adding the following new definition to such section in appropriate alphabetical order:
“Designated Escrow Subsidiary” means a wholly-owned Subsidiary that is formed by the Company or any of its Subsidiaries for the sole purpose of incurring Indebtedness the proceeds of which will be subject to an escrow or other similar arrangement; provided that upon the termination of all such escrow or similar arrangements (but in any event no later than the consummation of the Project Star Acquisition), such Subsidiary shall cease to constitute a “Designated Escrow Subsidiary” hereunder and shall merge with and into the Company or one of its Restricted Subsidiaries. Prior to its merger with and into such Person, the Designated

Escrow Subsidiary shall not own, hold or otherwise have any interest in any material assets other than the proceeds of the applicable Indebtedness incurred by the Designated Escrow Subsidiary and any cash or cash equivalents invested in such Designated Escrow Subsidiary to cover interest and premium in respect of such Indebtedness.

(b)    Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of “Consolidated Adjusted Current Liabilities”, “Consolidated Adjusted Funded Indebtedness”, “Consolidated Current Assets”, “Consolidated EBITDA”, “Consolidated EBITDAR”, “Consolidated Interest Expense”, “Consolidated Funded Indebtedness”, “Consolidated Net Income”, “Consolidated Pro Forma Rent Savings”, “Consolidated Rental Expense”, “Consolidated Secured Funded Indebtedness” included therein by adding the following parenthetical after the word “Subsidiaries” and after the word “Subsidiary” in each place where either word appears in such definitions:
“(other than the Designated Escrow Subsidiary)”
(c)    Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Fixed Charges” included therein by adding the following parenthetical after the word “Subsidiaries” each time it appears in such definition:
“(other than the Designated Escrow Subsidiary)”
(d)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Restricted Subsidiary” included therein and inserting the following in lieu thereof:
“Restricted Subsidiary” means each direct or indirect Subsidiary of the Company that (i) is not an Immaterial Subsidiary, is not a Captive Insurance Company and is not the Designated Escrow Subsidiary, (ii) owns or operates a dealership or (iii) owns any real estate used in the operation of a dealership.

(e)    Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Specified Event of Default” included therein and inserting the following in lieu thereof:
“Specified Event of Default” means an Event of Default arising under any or all of Sections 8.01(a), 8.01(f), 8.01(g), 8.03(a), 8.03(g) or 8.03(h).

(f)    Article VI of the Credit Agreement is hereby amended by adding the following parenthetical after the word “Subsidiary” in the lead-in to such Article:
“(other than the Designated Escrow Subsidiary)”
(g)    Article VII of the Credit Agreement is hereby amended by adding the following parenthetical after the word “Subsidiary” in the lead-in to such Article:
“(other than the Designated Escrow Subsidiary)”
(h)    Section 7.04 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such section:

Notwithstanding anything to the contrary contained in this Section 7.04, neither the Company nor any Subsidiary may make any Disposition (other than, to the extent constituting a Disposition, any Investment in the Designated Escrow Subsidiary permitted under Section 7.05) to the Designated Escrow Subsidiary during the term of this Agreement.

(i)    Section 7.05 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such section:
Notwithstanding anything to the contrary contained in this Section 7.05, neither the Company nor any Subsidiary may make any Investment in the Designated Escrow Subsidiary during the term of this Agreement other than Investments otherwise permitted by this Section 7.05 that do not exceed an aggregate amount necessary to pay (i) the administrative expenses of the Designated Escrow Subsidiary in the ordinary course of business and (ii) interest and premiums in respect of the Indebtedness incurred by the Designated Escrow Subsidiary.

(j)    Section 7.10 of the Credit Agreement is hereby amended by inserting the following new sentence at the end of such section:
Notwithstanding anything to the contrary contained in this Section 7.10, neither the Company nor any Subsidiary may make any dividend or other Restricted Payment to the Designated Escrow Subsidiary during the term of this Agreement.

(k)    Section 7.16 of the Credit Agreement is hereby amended by deleting the phrase “permitted refinancing of such Indebtedness” contained therein and inserting in its place the phrase “refinancing of such Indebtedness by other Indebtedness that is permitted under Section 7.01 of this Agreement”.
1.3    Amendments to Credit Agreement Effective on Commitment Increase Effective Date. Simultaneously with the Commitment Increase Effective Date, the parties hereby agree that (a) the aggregate Commitments of each of the Lenders under the Credit Agreement shall be increased by the respective amount specified on the schedule attached as Annex A hereto and (b) in order to effect such increase, Schedule 2.01 to the Credit Agreement shall be deleted and replaced in its entirety by the corresponding Schedule 2.01 attached as Annex B hereto.

1.4	Assignments and Allocations.

(a)    Simultaneously with the Commitment Increase Effective Date, the parties hereby agree that (i) the Revolving Commitment of each of the Revolving Lenders under the Credit Agreement shall be as set forth in Schedule 2.01 (as amended hereby), the outstanding amount of the Revolving Loans (as defined in and under the Credit Agreement, without giving effect to any Revolving Borrowings of Revolving Loans under the Credit Agreement on the Commitment Increase Effective Date, but after giving effect to any repayment or reduction thereof with the proceeds of any applicable sources) shall be reallocated in accordance with such Revolving Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the Revolving Lenders and from each Revolving Lender to each other Revolving Lender (including to Revolving Lenders who increase their Revolving Commitments in connection with this Amendment), with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions (as defined in the Credit Agreement) under the Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived), (ii) the New Vehicle Floorplan Commitment of each of the New Vehicle Floorplan Lenders under the Credit Agreement shall be as set forth in Schedule 2.01 (as amended hereby), the outstanding amount of the New Vehicle Floorplan Loans (as defined in and under the Credit Agreement, without giving effect to any New Vehicle Floorplan Borrowings of New Vehicle Floorplan Loans under the Credit Agreement on the Commitment Increase Effective Date, but after giving effect to any repayment or reduction thereof with the proceeds of any applicable sources) shall be reallocated in accordance with such New Vehicle Floorplan Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the New Vehicle Floorplan Lenders and from each New Vehicle Floorplan Lender to each other New Vehicle Floorplan Lender (including to New Vehicle Floorplan Lenders who increase their New Vehicle Floorplan Commitments in connection with this Amendment), with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions (as defined in the Credit Agreement) under the Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived), and (iii) the Used Vehicle Floorplan Commitment of each of the Used Vehicle Floorplan Lenders under the Credit Agreement shall be as set forth in Schedule 2.01 (as amended hereby), the outstanding amount of the Used Vehicle Floorplan Loans (as defined in and under the Credit Agreement, without giving effect to any Used Vehicle Floorplan Borrowings of Used Vehicle Floorplan Loans under the Credit Agreement on the Commitment Increase Effective Date, but after giving effect to any repayment or reduction thereof with the proceeds of any applicable sources) shall be reallocated in accordance with such Used Vehicle Floorplan Commitments and the requisite assignments shall be deemed to be made in such amounts by and between the Used Vehicle Floorplan Lenders and from each Used Vehicle Floorplan Lender to each other Used Vehicle Floorplan Lender (including to Used Vehicle Floorplan Lenders who increase their Used Vehicle Floorplan Commitments in connection with this Amendment), with the same force and effect as if such assignments were evidenced by applicable Assignments and Assumptions (as defined in the Credit Agreement) under the Credit Agreement but without the payment of any related assignment fee, and no other documents or instruments, shall be, or shall be required to be, executed in connection with such assignments (all of which requirements are hereby waived).
(b)    On the Commitment Increase Effective Date, the applicable Lenders shall make full cash settlement with one another, in each case through the Administrative Agent, as the Administrative Agent may direct or approve, with respect to all assignments, reallocations and other changes in Commitments, such that after giving effect to such settlements, each Lender’s Applicable Percentage of the Aggregate Commitments equals (with customary rounding) its Applicable Percentage of the Outstanding Amount of all Loans.
(c)    The increase in Commitments pursuant to this Amendment is not an exercise of Section 2.22 of the Credit Agreement; and notwithstanding Section 2.22 of the Credit Agreement, the increase in Commitments pursuant to this Amendment is not required to be allocated among the Facilities in approximately the same ratio as the Commitments existing between the Facilities as of the original Closing Date. However, nothing contained herein shall modify or alter such requirement of Section 2.22 of the Credit Agreement in the event the Company requests a separate increase in Commitments pursuant to Section 2.22 of the Credit Agreement at any time after the date hereof. For the avoidance of doubt, the increase in Commitments pursuant to this Amendment shall not occur unless the Commitment Increase Effective Date has occurred.
(d)    In the event of any assignment of a Commitment by a Lender, any increase in Commitments pursuant to Section 2.22 of the Credit Agreement, any reduction in Commitments pursuant to Section 2.14 of the Credit Agreement, any conversion of Aggregate Revolving Commitments to Aggregate New Vehicle Floorplan Commitments or Aggregate Used Vehicle Floorplan Commitments pursuant to Section 2.14 of the Credit Agreement or any conversion of Aggregate New Vehicle Floorplan Commitments or Aggregate Used Vehicle Floorplan Commitments to Aggregate Revolving Commitments pursuant to Section 2.14 of the Credit Agreement between the First Amendment Effective Date and the Commitment Increase Effective Date, the Company, each other Loan Party and each Consenting Lender agrees that the Administrative Agent shall modify Schedule 2.01 as appropriate to reflect any such assignments, increases, reductions or conversions, as applicable, and the Company, each other Loan Party and each Consenting Lender authorizes the Administrative Agent to so modify Schedule 2.01 and attach Schedule 2.01 (as so modified) to this Amendment.
SECTION 2 - CONDITIONS PRECEDENT TO EFFECTIVENESS
2.1    This Amendment (other than the amendments contained in Sections 1.3 and 1.4 of this Amendment) shall become effective upon the satisfaction or waiver by the Administrative Agent and Consenting Lenders of the following condition precedent (the date of such satisfaction or waiver, the “First Amendment Effective Date”): the Administrative Agent’s receipt of executed counterparts of this Amendment from the Administrative Agent, the Borrowers, the Guarantors, the Required Lenders and each Lender increasing any of its Commitments pursuant to this Amendment, in each case sufficient in number for distribution to the Administrative Agent, the Administrative Agent’s counsel and the Company.

2.2    The amendments contained in Sections 1.3 and 1.4 of this Amendment shall only be effective upon the satisfaction or waiver by the Administrative Agent and Consenting Lenders of each of the following conditions precedent (the date of such satisfaction or waiver, the “Commitment Increase Effective Date”) (in addition to the condition set forth in Section 2.1(a) of this Amendment):

(a)    The Administrative Agent’s receipt of all documents, and evidence reasonably satisfactory to the Administrative Agent that all other actions have been taken, in each case required by Sections 2.24, 2.25 and 6.14 of the Credit Agreement with respect to any Subsidiary that (a) did not execute the Credit Agreement on the Closing Date as a New Vehicle Borrower and Used Vehicle Borrower and (b) will acquire assets in connection with the Project Star Acquisition (each a “New Restricted Subsidiary”), each in form and substance satisfactory to the Administrative Agent and each of the Lenders.
(b)    The Administrative Agent’s receipt of the following, each of which (in the case of clauses (ii), (iii), (v), (vi), (vii), (viii), (ix), and (xiv)), shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each of which (in the case of clauses (ii), (iii), (vi), (vii), (viii), (ix), and (xiv)), shall be properly executed by a Responsible Officer of the signing Loan Party, each dated the Commitment Increase Effective Date (or, in the case of certificates of governmental officials or the items referred to in clauses (iv) and (x) through (xiv) below, a recent date before the Commitment Increase Effective Date) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:
(i)    evidence that all insurance required to be maintained with respect to each New Restricted Subsidiary pursuant to the Loan Documents has been obtained and is in effect, including endorsements naming the Administrative Agent (on behalf of the Secured Parties) as an additional insured or lender’s loss payee, as the case may be, on all insurance policies maintained with respect to properties of such New Restricted Subsidiary constituting part of the Collateral:
(ii)    (A) a Revolving Note executed by the Company in favor of each Lender requesting a Revolving Note, (B) a New Vehicle Floorplan Note executed by the New Vehicle

Borrowers in favor of each Lender requesting a New Vehicle Floorplan Note, and (C) a Used Vehicle Floorplan Note executed by the Used Vehicle Borrowers in favor of each Lender requesting a Used Vehicle Floorplan Note;
(iii)    such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party;
(iv)    such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that such Loan Party is validly existing, in good standing and qualified to engage in business in the jurisdiction of its organization or formation, and each other jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect;
(v)    a favorable opinion of Jones Day, counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, in form and substance reasonably satisfactory to the Administrative Agent;
(vi)    a certificate signed by a Responsible Officer of the Company certifying that the conditions specified in Sections 2.2(c) and (d) have been satisfied);
(vii)    a Pro Forma Compliance Certificate in form and substance satisfactory to the Administrative Agent demonstrating compliance with the financial covenants as of the last day of the fiscal quarter of the Company most recently ended prior to the date of execution of the Project Star Acquisition Agreement for which financial statements have been delivered pursuant to Section 6.01(a) or (b) of the Credit Agreement, giving pro forma effect to the Project Star Acquisition and the Project Star Acquisition Indebtedness (assuming the entire principal amount thereof is fully funded) signed by a Responsible Officer of the Company;
(viii)    a duly completed Pro Forma Revolving Borrowing Base Certificate in form and substance reasonably satisfactory to the Administrative Agent dated as of the Commitment Increase Effective Date certifying as to the Revolving Borrowing Base as of December 31, 2019, giving pro forma effect to the Project Star Acquisition and the Project Star Acquisition Indebtedness (assuming the entire principal amount thereof is fully funded) signed by a Responsible Officer of the Company;
(ix)    a duly completed Pro Forma Used Vehicle Floorplan Borrowing Base Certificate, in form and substance reasonably satisfactory to the Administrative Agent dated as of the Commitment Increase Effective Date certifying as to the Used Vehicle Floorplan Borrowing Base as of the last day of the most recently ending month, giving pro forma effect to the Project Star Acquisition and the Project Star Acquisition Indebtedness (assuming the entire principal amount thereof is fully funded) signed by a Responsible Officer of the Company;
(x)    pro forma consolidated balance sheets for the Company and each Subsidiary as of December 31, 2019, and the related consolidated statements of income or operations, all in reasonable detail prepared by management of the Company, giving pro forma effect to the Project

Star Acquisition and the Project Star Acquisition Indebtedness (assuming the entire principal amount thereof is fully funded);
(xi)    forecasts (including assumptions) prepared by the management of the Company of consolidated balance sheets, income statements and cash flow statements for the Company and its Subsidiaries, in each case in form and substance reasonably satisfactory to the Administrative Agent for each of the first five fiscal years following the Commitment Increase Effective Date;
(xii)    UCC search results with respect to the Project Star Sellers and New Restricted Subsidiaries showing only Liens acceptable to the Administrative Agent (or pursuant to which arrangements reasonably satisfactory to the Administrative Agent shall have been made to remove any unacceptable Liens on or prior to the Commitment Increase Effective Date);
(xiii)    with respect to any Eligible Borrowing Base Real Estate that is reflected in the Revolving Borrowing Base Certificate delivered pursuant to clause (xi) above, each of the following, in form and substance reasonably acceptable to the Administrative Agent: (A) a FIRREA-conforming appraisal, (B) a Phase I (and, if reasonably requested by the Administrative Agent, a Phase II) environmental report for such property, and (C) such other reports or certifications as related to such Eligible Borrowing Base Real Estate as the Administrative Agent may reasonably request;
(xiv)    if any New Restricted Subsidiary has a service loaner program with any Manufacturer or financial affiliate of a Manufacturer, a Service Loaner Intercreditor Agreement with respect to such program; and
(xv)    evidence that the Project Star Acquisition has been consummated on or prior to the Commitment Increase Effective Date in accordance with the Project Star Acquisition Documents and all applicable requirements of law, without giving effect to any amendments, consents or waivers by the Company that are materially adverse to the Administrative Agent or the Lenders without the prior written consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) (it being understood that (a) any reduction in the purchase price of, or consideration for, the Acquisition is not material and adverse to the interests of the Administrative Agent or the Lenders, so long as such reduction in the cash consideration is less than 10.0% of the original purchase price and (b) any amendment to the definition of “Material Adverse Effect” is materially adverse to the interests of Administrative Agent and the Lenders).
(c)    The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on and as of the Commitment Increase Effective Date, both immediately before and after giving effect to the Project Star Acquisition and the Project Star Acquisition Indebtedness, except to the extent that such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
(d)    No Default or Event of Default shall have occurred and be continuing as of the Commitment Increase Effective Date, both immediately before and after giving effect to the Project Star Acquisition and the Project Star Acquisition Indebtedness.

(e)    There has been no event or circumstance since the date of execution of the Project Star Acquisition Agreement that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Project Star Acquisition Agreement).
(f)    (i) Upon the reasonable request of any Lender made at least ten (10) Business Days prior to the Commitment Increase Effective Date, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, in each case at least three (3) Business Days prior to the Commitment Increase Effective Date and (ii) at least three (3) Business Days prior to the Commitment Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party.
(g)    Any fees required to be paid on or before the Commitment Increase Effective Date shall have been paid.
(h)    The Company shall have paid all accrued fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Commitment Increase Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
(i)    The Total Revolving Outstandings shall not exceed the lesser of the Aggregate Revolving Commitments and the Revolving Borrowing Base (such Total Revolving Outstandings and Revolving Borrowing Base being calculated on a pro forma basis as if the Project Star Acquisition has occurred and the Project Star Acquisition Indebtedness has been incurred (assuming the entire principal amount thereof was fully funded) on the date of the most recent Revolving Borrowing Base Certificate delivered pursuant to Section 6.02(a)(i)), as evidenced by a Pro Forma Revolving Borrowing Base Certificate received by the Administrative Agent.
(j)    The Total Used Vehicle Floorplan Outstandings shall not exceed the lesser of the Aggregate Used Vehicle Floorplan Commitments and the Used Vehicle Floorplan Borrowing Base (such Total Used Vehicle Floorplan Outstandings and Used Vehicle Floorplan Borrowing Base being calculated on a pro forma basis as if the Project Star Acquisition has occurred and the Project Star Acquisition Indebtedness has been incurred (assuming the entire principal amount thereof was fully funded) on the date of the most recent Used Vehicle Floorplan Borrowing Base Certificate delivered pursuant to Section 6.02(b)), as evidenced by a Pro Forma Used Vehicle Floorplan Borrowing Base Certificate received by the Administrative Agent.
(k)    Borrowers shall deliver to the Administrative Agent evidence satisfactory to the Administrative Agent that the Designated Escrow Subsidiary has been (or will be contemporaneously with the Commitment Increase Effective Date) merged with and into the Company with the Company as the continuing or surviving Person.

SECTION 3 - MISCELLANEOUS
3.1    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lender.
3.2    Affirmation of Borrowers and Guarantors. Each Borrower and each Guarantor hereby (a) consents to the amendments and modifications to the Credit Agreement effected hereby, and (b) confirms and agrees that, notwithstanding the effectiveness of this Amendment, each Loan Document to which such Borrower or such Guarantor, as applicable, is a party is, and the obligations of such Borrower or such Guarantor, as applicable, contained in the Credit Agreement, as amended and modified hereby, or in any other Loan Documents to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended and modified by this Amendment. Without limiting the generality of the foregoing, the execution of this Amendment shall not constitute a novation or discharge of, any obligation of any Loan Party under the Credit Agreement or any other Loan Document, and each Loan Party agrees that the Security Instruments and any other documents or instruments executed, filed or recorded in connection therewith, shall remain outstanding and in full force and effect, and all of the Collateral described therein and Liens granted in favor of the Administrative Agent created thereunder do and shall continue to secure the Obligations and the “Obligations”, “Guarantied Obligations” or “Secured Obligations” (as those terms are defined in the Company Guaranty and the Subsidiary Guaranty) and any other obligations to the extent provided in the Security Instruments and that all such Liens continue to be perfected as security for the Obligations and the “Obligations”, “Guarantied Obligations” or “Secured Obligations” (as those terms are defined in the Company Guaranty and the Subsidiary Guaranty) and any other obligations secured thereby.

3.3    Representations and Warranties.
(a)    This Amendment has been duly authorized, executed and delivered by each of the other Loan Parties party hereto and constitutes a legal, valid and binding obligation of each such party, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally.

(b)    The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date in which case they are true and correct in all material respects (or if qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.
(c)     No Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date.
(d)    There has been no event or circumstance since the date of execution of the Project Star Acquisition Agreement that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect (as defined in the Project Star Acquisition Agreement).
3.4    Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.5     Reference to and Effect on Credit Agreement and the Loan Documents.
(a)    On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment and as further amended, restated or modified from time to time in accordance with the terms thereof.
(b)    The Credit Agreement and each of the other Loan Documents, as specifically amended and modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver or novation of any right, power or remedy of any Lender, L/C Issuer, Revolving Swing Line Lender, New Vehicle Floorplan Swing Line Lender, Used Vehicle Floorplan Swing Line Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or novation of any provision of any of the Loan Documents.
(d)    The Administrative Agent, the Lenders and the Loan Parties agree that this Amendment shall be a Loan Document for all purposes of the Credit Agreement (as specifically amended by this Amendment) and the other Loan Documents.
3.6    No Waiver. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement. This Amendment is limited to the matters expressly referred to herein and shall not constitute an amendment or waiver of, or an indication of the Lender's willingness to amend or waive, any other provisions of the Credit Agreement or the same provisions for any other date or purpose.

3.7    Waiver, Modification, Etc. No provision or term of this Amendment may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought to be enforced.

3.8    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

3.9    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

3.10    Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall he deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

3.11    Notice of Acquisition. This Amendment shall serve as written notice pursuant to Section 7.19 of the Credit Agreement that the proposed date of the Project Star Acquisition shall be on or before April 30, 2020 and the expected Cost of Acquisition is approximately $1,325,000,000.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.
ASBURY AUTOMOTIVE GROUP, INC.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

NEW VEHICLE BORROWERS:
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY DELAND HUND, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NEW VEHICLE BORROWERS, continued:
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NEW VEHICLE BORROWERS, continued:
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/ David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

USED VEHICLE BORROWERS:
ASBURY AUTOMOTIVE GROUP, INC.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

AF MOTORS, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY DELAND HUND, LLC
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

USED VEHICLE BORROWERS, continued:

ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
ASBURY JAX HON L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
AVENUES MOTORS, LTD.
BFP MOTORS L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CN MOTORS L.L.C.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
CROWN CHH L.L.C.
CROWN FDO L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
CROWN GNI L.L.C.
CROWN GVO L.L.C.
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
HFP MOTORS L.L.C.
KP MOTORS L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
TAMPA HUND, L.P.
TAMPA KIA, L.P.
WTY MOTORS, L.P.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/ David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

GUARANTORS:
ASBURY AUTOMOTIVE GROUP, INC.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Vice President and Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBISIDIARY GUARANTORS:
AF MOTORS, L.L.C.
ANL, L.P.
ARKANSAS AUTOMOTIVE SERVICES, L.L.C.
ASBURY AR NISS L.L.C.
ASBURY ATLANTA AC L.L.C.
ASBURY ATLANTA AU L.L.C.
ASBURY ATLANTA BM L.L.C.
ASBURY ATLANTA CHEV, LLC
ASBURY ATLANTA CHEVROLET L.L.C.
ASBURY ATLANTA FORD, LLC
ASBURY ATLANTA HON L.L.C.
ASBURY ATLANTA HUND L.L.C.
ASBURY ATLANTA INF L.L.C.
ASBURY ATLANTA INFINITI L.L.C.
ASBURY ATLANTA JAGUAR L.L.C.
ASBURY ATLANTA K L.L.C.
ASBURY ATLANTA LEX L.L.C.
ASBURY ATLANTA NIS II, LLC
ASBURY ATLANTA NIS L.L.C.
ASBURY ATLANTA TOY 2 L.L.C.
ASBURY ATLANTA TOY L.L.C.
ASBURY ATLANTA VB L.L.C.
ASBURY ATLANTA VL L.L.C.
ASBURY AUTOMOTIVE ARKANSAS DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE ARKANSAS L.L.C.
ASBURY AUTOMOTIVE ATLANTA II L.L.C.
ASBURY AUTOMOTIVE ATLANTA L.L.C.
ASBURY AUTOMOTIVE BRANDON, L.P.
ASBURY AUTOMOTIVE CENTRAL FLORIDA, L.L.C.
ASBURY AUTOMOTIVE DELAND, L.L.C.
ASBURY AUTOMOTIVE FRESNO L.L.C.
ASBURY AUTOMOTIVE GROUP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE GP L.L.C.
ASBURY AUTOMOTIVE JACKSONVILLE, L.P.
ASBURY AUTOMOTIVE MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE MISSISSIPPI L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA DEALERSHIP HOLDINGS L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBISIDIARY GUARANTORS, continued:
ASBURY AUTOMOTIVE NORTH CAROLINA MANAGEMENT L.L.C.
ASBURY AUTOMOTIVE NORTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE OREGON L.L.C.
ASBURY AUTOMOTIVE SOUTHERN CALIFORNIA L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS II L.L.C.
ASBURY AUTOMOTIVE ST. LOUIS, L.L.C.
ASBURY AUTOMOTIVE TAMPA GP L.L.C.
ASBURY AUTOMOTIVE TAMPA, L.P.
ASBURY AUTOMOTIVE TEXAS L.L.C.
ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C.
ASBURY AUTOMOTIVE WEST, LLC
ASBURY CH MOTORS L.L.C.
ASBURY DELAND HUND, LLC
ASBURY DELAND IMPORTS 2, L.L.C.
ASBURY FRESNO IMPORTS L.L.C.
ASBURY FT. WORTH FORD, LLC
ASBURY GEORGIA TOY, LLC
ASBURY IN CBG, LLC
ASBURY IN CDJ, LLC
ASBURY IN CHEV, LLC
ASBURY IN FORD, LLC
ASBURY IN HON, LLC
ASBURY IN TOY, LLC
ASBURY INDY CHEV, LLC
ASBURY JAX AC, LLC
ASBURY JAX FORD, LLC
ASBURY JAX HOLDINGS, L.P.
ASBURY JAX HON L.L.C.
ASBURY JAX K L.L.C.
ASBURY JAX MANAGEMENT L.L.C.
ASBURY JAX VW L.L.C.
ASBURY MS CHEV L.L.C.
ASBURY MS GRAY-DANIELS L.L.C.
ASBURY NO CAL NISS L.L.C.
ASBURY SACRAMENTO IMPORTS L.L.C.
ASBURY SC JPV L.L.C.
ASBURY SC LEX L.L.C.
ASBURY SC TOY L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBISIDIARY GUARANTORS, continued:
ASBURY SO CAL DC L.L.C.
ASBURY SO CAL HON L.L.C.
ASBURY SO CAL NISS L.L.C.
ASBURY SOUTH CAROLINA REAL ESTATE HOLDINGS L.L.C.
ASBURY ST. LOUIS CADILLAC L.L.C.
ASBURY ST. LOUIS FSKR, L.L.C.
ASBURY ST. LOUIS LEX L.L.C.
ASBURY ST. LOUIS LR L.L.C.
ASBURY ST. LOUIS M L.L.C.
ASBURY TAMPA MANAGEMENT L.L.C.
ASBURY TEXAS D FSKR, L.L.C.
ASBURY TEXAS H FSKR, L.L.C.
ASBURY-DELAND IMPORTS, L.L.C.
ATLANTA REAL ESTATE HOLDINGS L.L.C.
AVENUES MOTORS, LTD.
BAYWAY FINANCIAL SERVICES, L.P.
BFP MOTORS L.L.C.
C & O PROPERTIES, LTD.
CAMCO FINANCE II L.L.C.
CFP MOTORS L.L.C.
CH MOTORS L.L.C.
CHO PARTNERSHIP, LTD.
CK CHEVROLET L.L.C.
CK MOTORS LLC
CN MOTORS L.L.C.
COGGIN AUTOMOTIVE CORP.
COGGIN CARS L.L.C.
COGGIN CHEVROLET L.L.C.
COGGIN MANAGEMENT, L.P.
CP-GMC MOTORS L.L.C.
CROWN ACURA/NISSAN, LLC
CROWN CHH L.L.C.
CROWN CHO L.L.C.
CROWN CHV L.L.C.
CROWN FDO L.L.C.
CROWN FFO HOLDINGS L.L.C.
CROWN FFO L.L.C.
CROWN GAC L.L.C.
CROWN GBM L.L.C.
CROWN GCA L.L.C.
CROWN GDO L.L.C.
CROWN GHO L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBISIDIARY GUARANTORS, continued:
CROWN GNI L.L.C.
CROWN GPG L.L.C.
CROWN GVO L.L.C.
CROWN HONDA, LLC
CROWN MOTORCAR COMPANY L.L.C.
CROWN PBM L.L.C.
CROWN RIA L.L.C.
CROWN RIB L.L.C.
CROWN SJC L.L.C.
CROWN SNI L.L.C.
CSA IMPORTS L.L.C.
ESCUDE-NN L.L.C.
ESCUDE-NS L.L.C.
ESCUDE-T L.L.C.
FLORIDA AUTOMOTIVE SERVICES L.L.C.
HFP MOTORS L.L.C.
JC DEALER SYSTEMS, LLC
KP MOTORS L.L.C.
MCDAVID AUSTIN-ACRA, L.L.C.
MCDAVID FRISCO-HON, L.L.C.
MCDAVID GRANDE, L.L.C.
MCDAVID HOUSTON-HON, L.L.C.
MCDAVID HOUSTON-NISS, L.L.C.
MCDAVID IRVING-HON, L.L.C.
MCDAVID OUTFITTERS, L.L.C.
MCDAVID PLANO-ACRA, L.L.C.
MID-ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
MISSISSIPPI AUTOMOTIVE SERVICES, L.L.C.
MISSOURI AUTOMOTIVE SERVICES, L.L.C.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
PLANO LINCOLN-MERCURY, INC.
PRECISION COMPUTER SERVICES, INC.
PRECISION ENTERPRISES TAMPA, INC.
PRECISION INFINITI, INC.
PRECISION MOTORCARS, INC.
PRECISION NISSAN, INC.
PREMIER NSN L.L.C.
PREMIER PON L.L.C.
PRESTIGE BAY L.L.C.
PRESTIGE TOY L.L.C.
By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SUBISIDIARY GUARANTORS, continued:
Q AUTOMOTIVE BRANDON FL, LLC
Q AUTOMOTIVE CUMMING GA, LLC
Q AUTOMOTIVE FT. MYERS FL, LLC
Q AUTOMOTIVE GROUP L.L.C.
Q AUTOMOTIVE HOLIDAY FL, LLC
Q AUTOMOTIVE JACKSONVILLE FL, LLC
Q AUTOMOTIVE KENNESAW GA, LLC
Q AUTOMOTIVE ORLANDO FL, LLC
Q AUTOMOTIVE TAMPA FL, LLC
SOUTHERN ATLANTIC AUTOMOTIVE SERVICES, L.L.C.
TAMPA HUND, L.P.
TAMPA KIA, L.P.
TAMPA LM, L.P.
TAMPA MIT, L.P.
TEXAS AUTOMOTIVE SERVICES, L.L.C.
THOMASON AUTO CREDIT NORTHWEST, INC.
THOMASON DAM L.L.C.
THOMASON FRD L.L.C.
THOMASON HUND L.L.C.
THOMASON PONTIAC-GMC L.L.C.
WMZ MOTORS, L.P.
WTY MOTORS, L.P.

By: /s/ Matthew Pettoni
Typed Name:    Matthew Pettoni
Typed Title:    Treasurer

ASBURY CO SUB, LLC
ASBURY CO CDJR, LLC

By: /s/ David W. Hult
Typed Name:    David W. Hult
Typed Title:    President and Chief Executive Officer

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BANK OF AMERICA, N.A.,
as Administrative Agent
By: /s/ Linda Lov
Typed Name:    Linda Lov
Typed Title:    Assistant Vice President
BANK OF AMERICA, N.A.,
as a Lender, an L/C Issuer, Revolving Swing Line Lender, New Vehicle Swing Line Lender and Used Vehicle Swing Line Lender

By: /s/ David T. Smith
Typed Name:    David T. Smith
Typed Title:    Senior Vice President

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Adam Sigman
Typed Name:    Adam Sigman
Typed Title:    Executive Director

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Chad McNeill
Typed Name:    Chad McNeill
Typed Title:    Senior Vice-President

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

TOYOTA MOTOR CREDIT CORPORATION,
as a Lender

By: /s/ Wade Osborne
Typed Name:    Wade Osborne
Typed Title:    National Account Manager

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

AMERICAN HONDA FINANCE CORPORATION,
as a Lender

By: /s/ John Johnston
Typed Name:    John Johnston
Typed Title:    DFS Sr. Manager

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MERCEDES-BENZ FINANCIAL SERVICES USA LLC,
as a Lender

By: /s/ Michele Nowak
Typed Name:    Michele Nowak
Typed Title:    Credit Director, National Accounts

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

TRUIST BANK,
as a Lender

By: /s/ David M. Felty
Typed Name:    David M. Felty
Typed Title:    Managing Director

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Katherine Taylor
Typed Name:    Katherine Taylor
Typed Title:    Vice President

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

BMW FINANCIAL SERVICES NA, LLC,
as a Lender

By: /s/ Nicholas Capparuccini
Typed Name:    Nicholas Capparuccini
Typed Title:    Deputy for Alex Calcasola, Commercial Finance Credit Manager
By: /s/ Thomas Rumfola
Typed Name:    Thomas Rumfola
Typed Title:    General Manager, Commercial Finance Credit

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

MASS MUTUAL ASSET FINANCE LLC,
as a Lender

By: /s/ Don Butler
Typed Name:    Don Butler
Typed Title:    Senior Vice President

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

NISSAN MOTOR ACCEPTANCE CORPORATION,
as a Lender

By: /s/ Ashley Gammill
Typed Name:    Ashley Gammill
Typed Title:    Commercial Credit Manager

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page

SANTANDER BANK, N.A.,
as a Lender

By: /s/ Jim Garland
Typed Name:    Jim Garland
Typed Title:    Senior Vice President

Asbury Automotive Group, Inc.
FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
Signature Page